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                                                                   EXHIBIT 10.24


(LOGO DEPARTMENT OF HEALTH & HUMAN SERVICES)  OFFICE OF INSPECTOR GENERAL
                                              OFFICE OF COUNSEL TO THE INSPECTOR
                                              GENERAL
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                                             COHEN BUILDING-ROOM 5527
                                             330 INDEPENDENCE AVE., S.W.
                                             WASHINGTON, DC 20201

                                 December 18, 2003

Todd J. Kerr
Senior Vice President of Audit and
    Compliance
LifePoint Hospitals, Inc.
103 Powell Court, Suite 200
Brentwood, TN 37027

          Re: Reportable Events

Dear Todd:

I am writing to confirm our recent conversation concerning LifePoint's Corporate Integrity Agreement (CIA). As we discussed, we have agreed to your request to modify the CIA. Under our agreement, Section III.H.2.a(ii) of the CIA would provide as follows:

          (ii) a matter that a reasonable person would consider a probable violation of criminal, civil, or administrative laws applicable to any Federal health care program for which penalties or exclusion may be authorized.

Please give me a call if you have any questions.


                                                  Sincerely,


                                                  /s/ Barbara A. Frederickson

                                                  Barbara A. Frederickson
                                                  Senior Counsel